UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)The 2019 Annual Meeting of Shareholders (the "Annual Meeting") of Live Oak Bancshares, Inc. (the "Company") was held on May 14, 2019.  On March 15, 2019, the record date for the Annual Meeting, 35,529,167 shares of the Company’s voting common stock were issued and outstanding, of which 33,756,813 were present for purposes of establishing a quorum.

(b)Shareholders voted on the following matters at the Annual Meeting:

(1)

Shareholders elected William H. Cameron, Diane B. Glossman, Glen F. Hoffsis, Howard K. Landis III, James S. Mahan III, Miltom E. Petty, Neil L. Underwood and William L. Williams III to the Board of Directors for terms of one year;

(2)	Shareholders voted on a non-binding, advisory proposal to approve compensation paid to the Company’s named executive officers;
(3)	Shareholders voted on a non-binding, advisory proposal regarding the frequency of future advisory votes on executive compensation; and
(4)	Shareholders ratified Dixon Hughes Goodman LLP as the Company’s independent auditors for 2019.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	For	Against	Withheld/ Abstain	Broker Non-Votes
Election of Directors
William H. Cameron	26,973,392	—	206,184	6,577,237
Diane B. Glossman	27,042,002	—	137,574	6,577,237
Glen F. Hoffsis	26,946,373	—	233,203	6,577,237
Howard K. Landis III	26,532,905	—	646,671	6,577,237
James S. Mahan III	27,000,117	—	179,459	6,577,237
Miltom E. Petty	27,045,771	—	133,805	6,577,237
Neil L. Underwood	26,585,661	—	593,915	6,577,237
William L. Williams III	26,997,403	—	182,173	6,577,237

Advisory proposal to approve compensation paid to the Company’s named executive officers	27,049,917	105,023	24,636	6,577,237

Ratification of the Selection of Dixon Hughes Goodman LLP as Independent Auditors of the Company for 2019	33,671,787	66,340	18,686	—
Item	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory proposal regarding the frequency of future advisory votes on executive compensation	26,891,805	31,196	229,788	26,787	6,577,237

(c)Not applicable.

(d)In light of the vote on the advisory proposal regarding the frequency of future advisory votes on executive compensation and the Company’s Board of Directors’ recommendation that shareholders vote to hold future advisory votes on executive compensation each year, the Company will hold such vote each year until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: May 17, 2019